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                                   EXHIBIT (5)
                               FORM OF APPLICATION

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Transamerica Life
Insurance Company

        VARIABLE IMMEDIATE ANNUITY
        CUSTOMER ORDER FORM

                         IMMEDIATE INCOME BUILDER(SM) II

                  [LOGO OF TRANSAMERICA LIFE INSURANCE COMPANY]

                        A member of AEGON Insurance Group

              4333 Edgewood Road NE * Cedar Rapids, Iowa 52499-0001

                                                                        Standard
                                                                    IIB II 05/03

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Who will Own the Contract? (This person has the right to decide who receives payments. Complete this section if the Owner is not the Annuitant.)

Name: _____________________________________________________________ Social Security/Tax ID No.: _____________________
                First            Middle              Last

Resident Address:_____________________________________________________________  Telephone: __________________________

City/State: _______________________________________  Zip: _____________  Date of Birth: (Mo/Day/Yr) _________________


Whose Life is this Contract Based On? (This person is called the "Annuitant" or "Primary Annuitant.")

Name: _________________________________________________________ [ ] Female [ ] Male  Social Security No.: ___________
                First            Middle            Last

Resident Address:_____________________________________________________________  Telephone: __________________________

City/State: _______________________________________  Zip: _____________  Date of Birth: (Mo/Day/Yr) _________________

If you wish a joint life contract, who is the joint annuitant?

Name: _________________________________________________________ [ ] Female [ ] Male  Social Security No.: ___________
                First            Middle            Last

Resident Address:_____________________________________________________________  Telephone: __________________________

City/State: _______________________________________  Zip: _____________  Date of Birth: (Mo/Day/Yr) _________________


Who will receive any death benefits if all Annuitants die? (This is called the "Beneficiary.")

Primary Beneficiary Designation:

Name: _______________________________________________________________ Relationship: _________________________________
                First            Middle              Last

Name: _______________________________________________________________ Relationship: _________________________________
                First            Middle              Last

Secondary Beneficiary Designation (The person who will receive remaining payments if the Primary Beneficiary dies):

Name: _______________________________________________________________ Relationship: _________________________________
                First            Middle              Last


Who will receive the Annuity payments? (This person is called the "Payee.")

Name: _______________________________________________________________ Social Security No.: __________________________
                First            Middle              Last

Resident Address:_____________________________________________________________  Telephone: __________________________

City/State: _______________________________________  Zip: _____________

SINGLE PREMIUM

Amount of Single Premium: $________________ (Make check payable to Transamerica Life Insurance Company.)

Type of Funds:   [ ] Non-qualified   [ ] Traditional IRA   [ ]  Other __________
(Complete Insurance Contract Replacement section if 1035 or direct rollover.)
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                                                      Immediate Income Builder 2

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SINGLE PREMIUM ALLOCATION

Premium For Fixed Payment: $__________

Premium Allocated To Variable Payment: $__________

Variable Fund Allocations (minimum allocation is 5%)

[ ]   AIM V.I. Capital Appreciation Fund - Series II
      Shares                                              _____%
[ ]   AIM V.I. Government Securities Fund - Series II
      Shares                                              _____%
[ ]   AIM V.I. Core Equity Fund - Series II Shares        _____%
[ ]   AIM V.I. Premier Equity Fund - Series II Shares     _____%
[ ]   Dreyfus Stock Index Fund - Service Class            _____%
[ ]   Dreyfus VIF - Money Market Portfolio                _____%
[ ]   Dreyfus VIF - Small Company Stock Portfolio -
      Service Class                                       _____%
[ ]   Fidelity - VIP Equity-Income Portfolio - Service
      Class 2                                             _____%
[ ]   Fidelity - VIP Growth Portfolio - Service Class 2   _____%
[ ]   Fidelity - VIP High Income Portfolio - Service
      Class 2                                             _____%
[ ]   Fidelity - VIP Contrafund(R) Portfolio - Service
      Class 2                                             _____%
[ ]   Fidelity - VIP Investment Grade Bond Portfolio -
      Service Class 2                                     _____%
[ ]   Fidelity - VIP Growth & Income Portfolio -
      Service Class 2                                     _____%
[ ]   Fidelity - VIP Balanced Portfolio - Service
      Class 2                                             _____%
[ ]   Fidelity - VIP Mid Cap Portfolio - Service Class 2  _____%
[ ]   Janus Growth - Initial Class                        _____%
[ ]   MFS Emerging Growth Series - Service Class          _____%
[ ]   MFS Research Series - Service Class                 _____%
[ ]   MFS Total Return Series - Service Class             _____%
[ ]   MFS Utilities Series - Service Class                _____%
[ ]   Nations High Yield Bond Portfolio                   _____%
[ ]   Nations Marsico Growth Portfolio                    _____%
[ ]   Nations Marsico Focused Equities Portfolio          _____%
[ ]   Nations Marsico International Opportunities
      Portfolio                                           _____%
[ ]   Nations Marsico 21st Century Portfolio              _____%
[ ]   Nations MidCap Growth Portfolio                     _____%
[ ]   Oppenheimer Capital Appreciation Fund/VA -
      Service Shares                                      _____%
[ ]   Oppenheimer Global Securities Fund/VA - Service
      Shares                                              _____%
[ ]   Oppenheimer High Income Fund/VA - Service Shares    _____%
[ ]   Oppenheimer Main Street Fund/VA - Service Shares    _____%
[ ]   Oppenheimer Strategic Bond Fund/VA - Service
      Shares                                              _____%
[ ]   Transamerica Equity - Initial Class                 _____%
[ ]   Van Kampen Emerging Growth - Initial Class          _____%
      Total Must Equal                                      100%

Payment Frequency: [ ] Monthly  [ ] Quarterly   [ ] Semi-annually   [ ] Annually
Date policy owner is to receive first payment ___________________
(First payment will be 30 days from date of purchase unless specified otherwise.)

Assumed Investment Return:    [ ] 3.5%    [ ] 5.0%
Please see the accompanying prospectus for specific details explaining this section.

Annuity Payment Options (proof of birth is required for all life contingent options):

[ ] Life
[ ] Life with Period Certain           ___ Years guaranteed
[ ] Certain Only                       ___ Years guaranteed
[ ] Life with Premium Refund
[ ] Life with Emergency Cash

[ ] Single or [ ] Joint
If Joint, survivorship payments reduce upon death of:
         [ ] primary annuitant
         [ ] secondary annuitant
         [ ] either annuitant
         [ ] no reduction in payments
Payments reduced to:
[ ] 50%   [ ] 67%   [ ] 75%   [ ] Other __________%

Optional Payment Guarantees (only available with 3.5% AIR):
         [ ] Initial Payment Guarantee

TAXPAYER IDENTIFICATION NUMBER (Required by the Internal Revenue Service.)

Social Security Number or Taxpayer ID Number: __________________________________

This number belongs to: ________________________________________________________
                                (Name of person, organization, or trust)

CERTIFICATION: Under penalties of perjury, I hereby certify (1) that the Social Security or Taxpayer ID Number (TIN) listed above is correct, (2) that I am currently not subject to backup withholding [cross out (2) if not correct (see next page)] and (3) I am a U.S. person (including a U.S. resident alien). The Internal Revenue Service does not require your consent to any provision of this application other than the certifications required to avoid backup withholding. ________ Initials of Owner

                                                      Immediate Income Builder 2

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TAX REPORTING (Please complete if applicable.)

In complying with the Internal Revenue Service regulation requirements, we will assume, unless you otherwise advise us, that all amounts used to purchase an annuity were from amounts on which you have not been required to pay income tax. Please provide the portion of the single premium on which you were taxed. $_____________

NOTICE OF WITHHOLDING ON PERIODIC ANNUITY PAYMENTS

The annuity payments may be subject to federal income tax withholding. If so, withholding will only apply to the portion of the payment that has not been taxed. Thus, there will be no withholding on the return of already taxed contributions to the contract.

Your election will remain in effect until you revoke it. You may revoke it at any time by completing and returning a new W-4P form to the Company.

If you elect not to have withholding apply to your payments, or if you do not have enough federal income tax withheld from your payments, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.

ELECTION FOR RECIPIENTS OF PERIODIC ANNUITY PAYMENTS

Instructions: Complete section A if you do not want any federal income tax withheld. Complete section B if you want a specific percentage or dollar amount withheld.

A. Do not withhold federal income tax [ ]

B. Withhold federal income tax on the taxable portion of each payment at _____ % or $__________.

Signed: __________________________________________________    Date: ____________

ELECTRONIC FUNDS TRANSFER (EFT) INSTRUCTIONS AND AGREEMENT (To be completed by Payee.)

EFT is requested on all monthly and quarterly payments. Complete this section and attach a voided check to receive your payments by electronic transfer to your bank. The ABA transit/routing number may be obtained from your banking institution. For your protection, our bank may refuse any direct deposit request if written instructions are not on file.

Send Funds to:                           ABA/Routing Number: ___________________

Institution Name: __________________     Account Number: _______________________

Street Address: ____________________     Name of Account: ______________________

City, State, ZIP:___________________     Institution Phone Number: _____________

I/we hereby authorize the Company to post credit entries, and if necessary, debit entries or adjustments for any credit entries in error to my/our (select only one)
[ ] checking or [ ] savings account indicated above and further authorize the depository named above to credit and/or debit the same entries to my/our account.

Payee's Signature: _________________________    Date: ____________________

                                                      Immediate Income Builder 2

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APPLICATION SIGNATURES

For applicants in Arkansas and New Mexico Any person who knowingly and with intent to defraud any insurance company or other person files an application for insurance or a statement of claim containing any materially false information or conceals for the purpose of misleading, information concerning any fact material thereto commits a fraudulent insurance act, which is a crime and subjects a person to criminal and civil penalties.

For applicants in Colorado It is unlawful to knowingly provide false, incomplete, or misleading facts or information to an insurance company for the purpose of defrauding or attempting to defraud the company. Penalties may include imprisonment, fines and denial of insurance, and civil damages. Any insurance company or agent of an insurance company who knowingly provides false, incomplete or misleading facts or information to the policyholder or claimant for the purpose of defrauding or attempting to defraud the policyholder or claimant with regard to a settlement or award payable from insurance proceeds shall be reported to the Colorado Division of Insurance within the Department of Regulatory Agencies.

For applicants in the District of Columbia WARNING: It is a crime to provide false or misleading information to an insurer for the purpose of defrauding the insurer or any other person. Penalties include imprisonment and/or fines. In addition, an insurer may deny insurance benefits if false information materially related to a claim was provided by the applicant.

For applicants in Kentucky and Ohio Any person who knowingly and with intent to defraud any insurance company or other person files an application for insurance or statement of claim containing any materially false information or conceals for the purpose of misleading, information concerning any fact material thereto commits a fraudulent insurance act, which is a crime.

For applicants in Maine It is a crime to knowingly provide false, incomplete or misleading information to an insurance company for the purpose of defrauding the company. Penalties include imprisonment, fines and denial of insurance benefits.

For applicants in Virginia It is a crime to knowingly provide false, incomplete or misleading information to an insurance company for the purpose of defrauding the company. Penalties include imprisonment, fines and denial of insurance benefits. This plan is intended to qualify under the Internal Revenue Code for tax favored status. Language contained in this policy referring to Federal tax statutes or rules is informational and instructional and this language is not subject to approval for delivery. Your qualifying status is the controlling factor as to whether your funds will receive tax favored treatment rather than the insurance contract. Please ask your tax advisor if you have any questions as to whether or not you qualify.

WILL THIS ANNUITY REPLACE OR CHANGE ANY EXISTING ANNUITY OR LIFE INSURANCE CONTRACT?
[ ] No   [ ] Yes, Company Name: ________________  Policy Number: _______________
(if yes, you must complete and submit with the application the Important Notice:
Replacement of Life Insurance or Annuities)

I UNDERSTAND THAT ANNUITY PAYMENTS AND TERMINATION VALUES, WHEN BASED ON INVESTMENT EXPERIENCE OF A SEPARATE ACCOUNT OF THE COMPANY, ARE VARIABLE AND ARE NOT GUARANTEED AS TO A FIXED DOLLAR AMOUNT.

Receipt of a current prospectus of the Transamerica Immediate Income Builder Variable Immediate Annuity is hereby acknowledged.

[ ] Please check if you wish to receive the Statement of Additional Information.

I HAVE REVIEWED MY EXISTING ANNUITY COVERAGE AND FIND THIS CONTRACT IS SUITABLE FOR MY NEEDS.

Unless we have been notified of a community or partial property interest in this contract, we rely on our good faith belief that no such interest exists and will assume no responsibility for inquiry.

To the best of my knowledge, the statements made in this application are true and accurate.

Owner: ____________________  Signed at: ________________  Date: ________________

TO BE FILLED OUT BY AGENT

Do you have any reason to believe the annuity applied for will replace or change any existing annuity or life insurance? [ ] No [ ] Yes

Did you present and leave the applicant insurer-approved sales materials?
[ ] No   [ ] Yes

I HAVE REVIEWED THE APPLICANT'S EXISTING ANNUITY COVERAGE AND FIND THIS CONTRACT SUITABLE FOR HIS/HER NEEDS.

Commission Payment Options (if applicable):  [ ] Option A  [ ] Option B

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Agent Signature: _____________ Printed Name: ____________________________________  SS#: ______________
                                                   First      Middle      Last

Date: ______________  Phone: ____________________________  Email: ____________________________________

Broker/Dealer: _____________________________________  Agent License No.: _____________________________

Agency Name & Address: _______________________________________________________________________________
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                                                      Immediate Income Builder 2

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TELEPHONE EXCHANGE AUTHORIZATION

I/We authorize Transamerica Life Insurance Company (Transamerica) to honor telephone instructions given by me/us or a third party, named below, in order to make exchanges among the contract's subaccounts.

[ ] Owner authorization only.

If Third Party, Third Party name: ______________________________________________

Third Party Phone: _____________________  Social Security No.: _________________

I/We hereby acknowledge all telephone instructions given pursuant to this authorization are subject to the conditions set forth in the prospectus and Transamerica will not be liable for any loss, liability, cost, or expenses for acting in accordance with such instructions believed by them to be genuine in accordance with the procedures set forth in the prospectus. I/We understand that we may cancel this authorization at any time for any reason upon receipt by Transamerica of written notice and that Transamerica may cancel this authorization at any time for any reason.

______ Initial this line for telephone authorization.

BACKUP WITHHOLDING

Purpose of Statement. This statement is for the payor (Insurance Company) of interest, dividends, and certain other payments so that you will not be subject to the 31% backup withholding that became effective January 1, 1984. This statement is used to report and certify your taxpayer identification number
(TIN) to the payor, to certify that you are not subject to backup withholding if you are an exempt payee. If you do not certify your TIN, the payor may be required to withhold 31% of payments made to you.
What is Backup Withholding. The Interest and Dividend Tax Compliance Act of 1983 requires payors to withhold and pay the IRS 31% of payments of interest, dividends, and certain other payments under certain conditions. This is called "backup withholding." If you give your correct TIN, certify your TIN when required, and report all your taxable interest and dividends on your tax return, your payments will not be subject to backup withholding.

Payments you receive will be subject to backup withholding if:
(1) You do not furnish your TIN to the payor, (2) IRS notifies the payor that you furnished an incorrect TIN, (3) You are notified by IRS that you are subject to backup withholding because you failed to report all your interest and dividends on your tax return (for interest and dividend accounts only), (4) You fail to certify to the payor that you are not subject to backup withholding under (3) above (for interest and dividend accounts opened after 1983), or; (5) You fail to certify your TIN. This applies only to interest, dividend broker, or barter exchange accounts opened after 1983, or broker accounts considered inactive in 1983.
For other payments, you are subject to backup withholding only if (1) or (2) above applies.

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  Mail to: Transamerica Life Insurance Company        Overnight to: Transamerica Life Insurance Company
           P.O. Box 3183                                        4333 Edgewood Rd NE
           Cedar Rapids, IA 52406-3183                              Cedar Rapids, IA 52499-0001
           Attn: Variable Annuity Department                        Attn: Variable Annuity Department
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                  [LOGO OF TRANSAMERICA LIFE INSURANCE COMPANY]

                        A member of AEGON Insurance Group

              4333 Edgewood Road NE * Cedar Rapids, Iowa 52499-0001

                                                      Immediate Income Builder 2